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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation of our report dated April 26, 1996 included in this Form 10-K, into the previously filed Einstein/Noah Bagel Corp. Registration Statement File Nos. 333-11197 and 333-44353.



                              MAYER HOFFMAN McCANN L.C.


Kansas City, Missouri
March 30, 1998